UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2024

UNIQUE LOGISTICS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave,
Jamaica, NY	11434
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (718) 978-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on December 18, 2022, Unique Logistics International, Inc., a Nevada corporation (the “Company”) entered into an Agreement and Plan of Merger by and among Edify Acquisition Corp., a Delaware corporation (“Buyer” or “Edify”), Edify Merger Sub, Inc., a Nevada corporation (“Merger Sub”), and the Company, as amended and supplemented (the “Merger Agreement”).

The Company, Buyer and Merger Sub entered into a mutual termination agreement dated as of March 1, 2024 (the “Termination Agreement”), pursuant to which they mutually agreed to terminate the Merger Agreement effective as of such date. The termination of the Merger Agreement was approved by the Company’s Board of Directors. Pursuant to the Termination Agreement, as of March 1, 2024, the Merger Agreement is of no further force and effect, except for Section 7.04 (No Claim Against the Trust Account) and Section 9.05 (Confidentiality; Publicity) thereof, which survive the termination of the Merger Agreement and remain in full force and effect in accordance with their respective terms. No termination penalties were incurred by any party in connection with the termination of the Merger Agreement.

The foregoing description of the Merger Agreement and the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the Termination Agreement.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Mutual Termination Agreement by and among Edify Acquisition Corp., Edify Merger Sub, Inc. and Unique Logistics International, Inc., dated as of March 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Date: March 1, 2024	By:	/s/ Sunandan Ray
Sunandan Ray
Chief Executive Officer